4

Exhibit 10.18

                        LOAN AND SECURITY AGREEMENT



         THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 14th day of February, 1997, by and between TWO TWO FIVE NORTH MILITARY CORP. db/a MIRACLE MILE MOTORS, a Florida corporation (the "Lender"), with its principal place of business located at 225 North Military Trail, West Palm Beach, Florida 33415, and FIRST CHOICE AUTO FINANCE, INC., a Florida corporation (the "Borrower"), a Florida corporation, with its principal office and place of business located at 101 Phillippe Parkway, Suite 300, Safety Harbor, Florida 34695.

         In consideration of the mutual promises contained herein and to induce Lender to make loans or grant other financial accommodation to Borrower, the parties agree as follows:

    1.    Definitions.  As used herein:

           a. The definitions of terms set forth in the Florida Uniform Commercial Code, Chapters 671 - 680, Florida Statutes, shall be controlling in this Agreement unless the context clearly requires otherwise.

          b. "Collateral" shall mean with regard to the loan described in paragraph 2 hereof- (a) all Financed Inventory and all products and proceeds of all of the foregoing; and (b) all property of Borrower now or hereafter in possession of or under control of Lender in any capacity whatsoever, including, but not limited to, any balance of any trust, deposit, checking reserve or agency account and proceeds thereof.

           c. "Financed Inventory" shall mean all Used Motor Vehicle Inventory held for sale, lease or rent or being possessed for sale, lease or rent, now held at or hereafter acquired for, Borrower's business located at 225 North Military Trail, West Palm Beach, Florida 33415, together with all increases, parts, fittings, radios, accessories and special tools now or hereafter affixed to any or any part thereof and all replacements of all or any part thereof.

           d. "Guarantor" shall mean ECKLER INDUSTRIES, INC., a Florida corporation.

           e. "Guaranty" shall mean that certain guaranty agreement executed by the Guarantor in favor of the Lender of even date herewith.

           f. "Liability" or "Liabilities" shall include the Note and all liabilities or obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due pursuant to the Note and this Agreement, including costs, expenses, and attorneys, fees (including attorneys' fees in any Bankruptcy or appellate case or proceeding), whether or not a lawsuit is instituted.

           g. "Note" shall mean the 9% Secured Convertible Note in the principal amount of Eight Hundred Thousand Dollars ($800,000.00) payable pursuant to the terms and conditions of the Note, representing the Borrower's indebtedness described in paragraph 2 hereof and otherwise payable pursuant to the provisions of this Agreement. in form and substance satisfactory to the Lender and any and all renewal or modifications thereof and all changes thereto.

            h. "Used Motor Vehicle Inventory" shall mean all program/demonstrator and/or used motor vehicles and held for sale, lease or rent or being processed for sale, lease or rent in Borrower's business at the Borrower's business located at 225 North Military Trail, West Palm
Beach, Florida ')')415, as now or hereafter conducted, together with increases, parts, fittings, radios, accessories and special tools now or hereafter affixed to any or any part thereof and all replacements of all or any part thereof.

     2. Loan. The Lender is extending credit to the Borrower in the form a purchase money credit in connection with the Borrower's purchase of the assets of the Lender.

     3. Interest Rate. The interest rate accruing under the Note shall never exceed the maximum lawful rate, established from time to time, under the laws applicable to loans in Florida. Any interest due on the loan made hereunder or any other Liability shall be calculated on the basis of a year containing 365 days,

     4. Security Interest. As security for the payment of all loans and advances now or in the future made hereunder, including the Note, and for all other Liabilities, including any extensions, renewals or changes in form of any thereof, Borrower hereby assigns to Lender and grants to Lender a security interest in the Collateral. The parties hereto agree that the Borrower is in the business of selling used motor vehicles at retail, and the Borrower shall have the right to sell at retail in the ordinary course of business used motor vehicles that constitute Financed Inventory free from any lien or encumbrance hereunder.

     5. Additional Covenants. Borrower shall: (a) immediately notify Lender in writing of any change in the location of the place of business where the bulk of Borrower's Financed Inventory is located; (b) sell its Financed Inventory only in the ordinary course of business; (c) keep accurate and complete records of its Financed Inventory; (d) pay and discharge when due all taxes, levies and other charges on its Financed Inventory; (e) join with Lender in executing one or more financing statements, notices, affidavits, or similar instruments in form satisfactory to Lender, and such other instruments as Lender may from time to time request, and pay the cost of filing the same in any public office deemed advisable by Lender; (f) deposit with Lender any certificates of title issued with respect to any of the Financed Inventory with an open reassignment; (g) give Lender immediate written notice of (A) any adverse change in Borrower's financial condition, and (B) all threatened or actual actions, investigations or proceedings affecting Borrower; and (h) within ten (IO) business days of the date hereof, deliver to the Lender such UCC-3 termination statements and/or other documents or instruments necessary to enable the Borrower to grant to the Lender a first priority security interest in the Collateral.

      6. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that: (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Florida; (b) Borrower has all the power necessary to own assets; (c) the execution of this Agreement and the documents referred to herein have been duly authorized by the requisite corporate action; (d) the person signing for the Borrower has been duly authorized to do so; (e) in connection with Borrower's inventory Borrower is and will be the absolute owner thereof, and (f) Borrower is not a party to any agreement which, by its terms or by operation of law, would conflict with this Agreement.

     7. Insurance. Borrower shall, at Borrower's expense, acquire and at all times maintain one or more policies of insurance covering Borrower's Financed Inventory in such amounts, covering such risks and with such insurance companies as may be satisfactory to Lender from time to time. Lender shall be named as loss payee under such policy by New York standard or Union standard endorsement. Certificates evidencing such insurance shall be delivered to Lender. The policy and certificate shall provide that the policy is not cancelable on less than ten (10) days notice to Lender. If Borrower fails to obtain and pay for insurance as provided herein, then Lender may pay the premiums or acquire insurance from another source and insure the interests of Lender and Borrower or insure only the interests of Lender, without waiving or affecting any rights under this Agreement. Every payment for insurance made by Lender shall bear interest from the date thereof at the maximum rate allowed by law and each such payment and interest thereon shall be secured by this Agreement. Lender shall be entitled to retain and receive all experience rating credits which may accrue under or in connection with any insurance which is procured by Lender pursuant to the authorization contained herein.

     8. Adjustments to Collateral. Lender shall have the right at any time and from time to time, without notice to: (a) insure Financed Inventory to Lender's satisfaction if Borrower fails to do so and pay for the same, and pay for the account of Borrower, any taxes, levies or other charges affecting Borrower's Financed Inventory or upon or on account of this Agreement or any Liability or any writing evidencing any Liability, which Borrower fails to pay, and any such payment shall constitute a Liability of Borrower; and (b) inspect any of the places of business of Borrower from time to time upon demand.

     9. Use of Collateral. Until default, Borrower may: (a) use its Financed Inventory in any lawful manner not inconsistent with this Agreement and the terms of any insurance thereon; (b) sell its Financed Inventory in the ordinary course of business; and (c) use and consume any raw materials and supplies, the use and consumption of which is necessary to carry on Borrower's business.

     10. Location of Financed Inventory. Borrower agrees not to remove or permit the removal of any Financed Inventory outside the continental United States or Canada or transfer, dispose of or illegally or improperly use said Financed Inventory.

     11. Default and Remedies. Borrower shall be in default under this Agreement if. at any time any warranty, representation, certificate or statement of Borrower is not true, if Borrower should fail to observe or perform any agreement or term set forth in this Agreement or in the Note, or the Guarantor defaults under the Guaranty, and 30 days have elapsed since the Lender shall have provided Borrower written notice of the default and the Borrower shall not have cured such default within a reasonable time after such notice. If Borrower is in default under this Agreement, then:
(i) in addition to any other rights and remedies which Lender may have, Lender shall have and may exercise immediately and without demand, any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code; (ii) upon the request or demand of Lender, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender; (iii) Borrower shall immediately execute and deliver to Lender any and all instruments, documents, certificates of title, or any similar items which Lender, in its sole discretion, deems necessary to dispose of said Financed Inventory and Borrower hereby appoints Lender its attorney in fact to execute, sign and seal any and all instruments, documents, certificates of title or any similar items which the Lender, in its sole discretion, deems necessary to dispose of the Collateral after default; and (iv) Borrower shall pay to Lender on demand any and all costs and expenses, including legal expenses and reasonable attorneys' fees, including costs, expenses and reasonable attorneys, fees on appeal, incurred or paid by Lender in protecting and enforcing Liabilities and the right of Lender hereunder, including Lender's right to take possession of the Collateral and to hold, prepare for sale, sell and dispose of the Collateral, whether or not a lawsuit is instituted. Any notice of sale, disposition or other intended action by Lender, sent to Borrower at the address of Borrower as may from time to time be shown on Lender's records, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower although a shorter period of notice may also be reasonable. It shall be commercially reasonable for Lender to sell the Collateral on a wholesale basis to a dealer or dealers in new or used property of like kind to the Collateral, or to sell to a purchaser directly or through a dealer in such new or used property; but the enumeration of the foregoing methods of disposition are without limitation on Lender's right to dispose of the Collateral by any other manner or method (whether by sale, lease or otherwise) in a commercially reasonable manner. Lender shall have the right to apply all or any part of any surplus if any, from disposition of the Collateral to (or to hold same as a reserve against) all or any Liabilities of Borrower to Lender, whether or not they, or any of them, be then due, and in such order of application as Lender may from time to time elect.

     12. Waiver. No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Lender in exercising any right or remedy shall operate as waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude or affect any other or further exercise thereof or the exercise of any other right or remedy.

     13. Successors and Assigns. All rights of Lender hereunder shall inure to the benefit of Lender's successors and assigns. All obligations of Borrower shall bind the successors and assigns of Borrower.

     14. Termination. This Agreement may be terminated by Borrower by the payment of ali Liabilities, if not earlier terminated as provided herein. Termination of this Agreement shall not in any way affect the rights and liabilities of the parties hereunder relating to Financed Inventory or other Collateral pledged prior to the date specified in such notice.

     15. Costs and Expenses. Borrower shall pay upon demand all costs and expenses arising out of or in connection with this Agreement, including documentary stamp taxes, filing and recording fees and fees in connection with the preparation of this Agreement and related documents.

     16. Miscellaneous, Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any liability and any note or other writing evidencing any Liability secured by this Agreement, and Lender shall have all the benefits, rights, and remedies of any liability and any note or other writing evidencing any Liability secured hereby. The singular pronoun when used herein, shall include the plural, and the neuter shall include the masculine and feminine. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The paragraph headings used herein are for convenience of reference only and shall not be considered to expand, limit or otherwise construe the terms of this Agreement.

          Agreed to as of the date first set forth above.

                         "LENDER'

                         TWO TWO FIVE NORTH MILITARY CORP.
                         d/b/a MIRACLE MILE MOTORS,  a Florida corporation


                         By:  /s/ David E. Bumgardner
                         Name:     David E. Bumgardner
                         Title:    President




                              (CORPORATE SEAL)




                    [SIGNATURES CONTINUED ON NEXT PAGE]


                              "BORROWER"

                              FIRST CHOICE AUTO FINANCE, INC.,
                              a Florida corporation


                              By:  /s/   J. Neal Hutchinson, Jr.
                              Name: J. Neal Hutchinson, Jr.
                              Its: Vice President




                                   (CORPORATE SEAL)